Note 1 - Description of Plan (Details Textual) - EBP 42-1039071 002 [Member]	12 Months Ended
	Dec. 31, 2025 USD ($)	Dec. 31, 2024 USD ($)
EBP, Participant Contribution, Automatic, Deferral Rate	3.00%
EBP, Participant Contribution, Pretax, Maximum Annual Compensation to Total Compensation, Percentage	100.00%
EBP, Employer Contribution, Participant Compensation Matched, Percentage	6.00%
EBP, Minimum Age for In-service Distributions	59.5
EBP, Note Receivable from Participant, Account, Maximum Borrowing, Amount	$ 50,000
EBP, Note Receivable from Participant, Account, Maximum Borrowing, to Total Account, Percentage	50.00%
EBP, Change in Net Asset Available for Benefit, Increase from Participant Contribution, Rollover	$ 173,248	$ 407,808
Minimum [Member]
EBP, Asset Held for Investment, Participant Loan, Interest Rate	4.25%
EBP, Note Receivable From Participant, Term	5
Maximum [Member]
EBP, Asset Held for Investment, Participant Loan, Interest Rate	9.50%
EBP, Note Receivable From Participant, Term	10